CROSS-LICENSE AGREEMENT

         This Cross-License Agreement is entered into by and among St. Jude Medical, Inc., a Minnesota corporation having its principal place of business at One Lillehei Plaza, St. Paul, Minnesota 55117 ("St. Jude"), and its wholly owned subsidiary, Pacesetter, Inc., a Delaware corporation having its principal place of business at 15900 Valley View Court, Sylmar, California 91392 ("Pacesetter") (hereinafter sometimes collectively referred to with St. Jude as "St. Jude/Pacesetter"), and Angeion Corporation, a Minnesota corporation having its principal place of business at 3650 Annapolis Lane, Minneapolis, Minnesota 55447 ("Angeion").



                                    RECITALS

         WHEREAS, Angeion and Pacesetter executed a set of agreements on February 4, 1993, referred to as the "Corporate Partnering Transaction," which included, INTER ALIA, an "OEM Marketing and Manufacturing Agreement," and a "License Agreement"; and

         WHEREAS, Angeion notified St. Jude/Pacesetter by letter dated November 20, 1996, of its termination/rescission of the "OEM Marketing and Manufacturing Agreement" and the "License Agreement"; and

         WHEREAS, Pacesetter filed a lawsuit against Angeion on November 26, 1996, in Federal District Court, District of Minnesota, Case No. 4-96-1161, for a declaratory judgment as to the "OEM Marketing and Manufacturing Agreement" and the "License Agreement"; and

         WHEREAS, without admitting that grounds exist for the termination/rescission of the "OEM Marketing and Manufacturing Agreement" and the "License Agreement," and expressly reserving its rights to contend that any sublicenses previously granted under the "License Agreement" are valid and enforceable, and without prejudice to Pacesetter's position that the "OEM Marketing and Manufacturing Agreement" and the "License Agreement" are valid and enforceable, St. Jude/Pacesetter wish to enter into this Cross-License Agreement; and

         WHEREAS, without admitting that grounds exist for a determination that the "OEM Marketing and Manufacturing Agreement" and/or the "License Agreement" are valid and enforceable, and expressly reserving its rights to contend that any sublicenses previously granted under the "License Agreement" are void and unenforceable, and without prejudice to Angeion's position that grounds exist for the termination/rescission of the "OEM Marketing and Manufacturing Agreement" and the "License Agreement", Angeion wishes to enter into this Cross-License Agreement;

         NOW THEREFORE, in consideration of the mutual covenants and consideration herein expressed, the sufficiency of which is hereby acknowledged, St. Jude/Pacesetter and Angeion agree as follows:



                                    AGREEMENT

1.       DEFINITIONS.

         For the purposes of this Agreement, the following terms shall have the following meanings:

         1.1. "AFFILIATE", with respect to any Party, shall mean any other entity which directly or indirectly controls or is controlled by, or is under common control with, such Party, including without limitation, any subsidiary, whose parent owns fifty percent (50%) or more of its voting securities or other voting interests.

         1.2. "ANGEION FIELD OF USE" shall mean Tachycardia Devices.

         1.3. "CARDIAC STIMULATION DEVICE" shall mean permanently implantable medical devices capable of delivering electrical stimulation to the heart for the purpose of treating cardiac dysrhythmias and shall include, without limitation, Related Peripherals and/or Components.

         1.4 "EFFECTIVE DATE" shall mean the date upon which this Agreement becomes effective as provided in Section 10.

         1.5. "LICENSED PATENT", as to a Party, shall mean all patents owned, acquired or licensed with the right to sublicense which are licensable or sublicensable (without any right of a non-affiliated third party to receive a continuing royalty or payment of any kind) by such Party (or its Affiliates) as of the Effective Date or subsequent to the Effective Date, and which claim priority, directly or indirectly, to applications filed prior to the Effective Date.

         1.6. "PARTY" shall mean either St. Jude/Pacesetter or Angeion, and "Parties" shall mean St. Jude/Pacesetter and Angeion.

         1.7. "RELATED PERIPHERALS AND/OR COMPONENTS" shall mean products or services for use in or with, or for support of, Cardiac Stimulation Devices, including component parts such as batteries, capacitors, electronic components, software, packaging, headers and the like, and peripherals such as leads, patches, programmers, computers, software and the like.

         1.8. "ST. JUDE FIELD OF USE" shall mean Cardiac Stimulation Devices for any patents identified as "Exclusive Angeion Defibrillator Patents" or "Nonexclusive Angeion Defibrillator Patents" as defined in the "License Agreement," and Tachycardia Devices for all other patents.

         1.9. "SUBLICENSABLE PATENTS", as to a Party, shall mean all patents owned, acquired, or licensed with the right to sublicense which are licensable or sublicensable (but only in consideration of a royalty or continuing payment to a non-affiliated third party) by such Party (or its Affiliates) as of the Effective Date or subsequent to the Effective Date, and which claim priority, directly or indirectly, to applications filed prior to the Effective Date.

         1.10. "TACHYCARDIA DEVICES" shall mean Cardiac Stimulation Devices which are capable of delivering an electrical stimulation of more than one (1) joule to the heart.

2.       PRIOR AGREEMENTS

         2.1. "OEM MARKETING AND MANUFACTURING AGREEMENT". Without prejudice as to the position of either Party as to any issue with respect to the "OEM Marketing and Manufacturing Agreement," the Parties nevertheless acknowledge and agree that the "OEM Marketing and Manufacturing Agreement" is terminated as of November 20, 1996. Each Party acknowledges that the confidentiality provisions of Section 18 of the "OEM Marketing and Manufacturing Agreement" shall remain in effect as provided for upon termination.

         2.2. "LICENSE AGREEMENT". Without prejudice as to the position of either Party as to any issue with respect to the "License Agreement," or the operation of the "License Agreement" concerning laser catheter products, the Parties nevertheless acknowledge and agree that the "License Agreement" is terminated and superseded by this Cross-License Agreement as of the Effective Date in all respects concerning defibrillator products, except as to the effect, if any, of the sublicense previously agreed to be granted by St. Jude/Pacesetter to Intermedics, Inc., or the effect, if any, of any sublicenses determined judicially or by arbitration to have been granted in accordance with the terms of the "License Agreement," as to which sublicenses each Party reserves any and all rights and claims. St. Jude/Pacesetter expressly relinquish any claim to any further right to sublicense or enforce any patent owned by Angeion.

3.       GRANT OF LICENSES

         3.1. GRANT OF LICENSES. Subject to the terms and conditions of this Cross- License Agreement, each Party and its Affiliates (the "Licensor") hereby grant to the other Party and its Affiliates (the "Licensee") a fully paid up, royalty-free, worldwide, nonexclusive, nontransferable, nonsublicensable license under the Licensed Patents of Licensor and its Affiliates to make, have made, use, sell, have sold, distribute, have distributed, service, have serviced, repair and have repaired products and services in the Licensee's Field of Use, except that the Licensee may not use the have made rights for any products made for the Licensee by a third party which are then resold to the same third party. The license granted will also extend to Related Peripherals and/or Components purchased from third parties for use with products or services licensed hereunder. Neither the Licensee nor its Affiliates shall have the right to sublicense the rights to the Licensed Patents of the Licensor and its Affiliates to any third party or to enforce the Licensed Patents of the Licensor and its Affiliates.

         3.2. SUBLICENSABLE PATENTS. If a Party or its Affiliate has acquired or acquires during the term of this Cross-License Agreement by assignment or license a Sublicensable Patent related to the other Party's Field of Use from a third party under conditions that permit such Party or its Affiliate to grant a license or sublicense (but only in consideration of a royalty or continuing payment to a non-affiliated third party), then such Party hereby grants or will grant to the other Party the right and option to obtain a nonexclusive license or sublicense, as the case may be, on the most favorable terms and conditions permissible to licensees or sublicensees under such Sublicensable Patent.

         3.3 TERMINATION AND ACQUISITIONS. The licenses granted in Sections 3.1 and 3.2 are irrevocable and may not be terminated for any reason except for a material breach of the representations and warranties set forth in Section 4.1 and 4.2, provided that the rights and licenses granted to the Licensee and its Affiliates shall immediately terminate upon any acquisition by a third party (the "Acquiring Company") of all or substantially all of the Tachycardia Devices business of the Licensee and such Affiliates, unless: (i) the Acquiring Company (including all Affiliates) does not at the time of the acquisition, or at any time in the six (6) preceding calendar months, engage in development, design or manufacture of Tachycardia Devices, or (ii) the Acquiring Company is already licensed under substantially all of the Licensed Patents of the Licensor and its Affiliates in the Licensee's Field of Use, in which case, if the Acquiring Company is paying royalties to the Licensor under an existing license, royalty obligations provided for in the Acquiring Company's pre-acquisition license shall be required for all manufacture, use or sale licensed under either or both of the pre-acquisition license or the license granted herein.

         3.4 OEM RESTRICTION. The licenses granted in Sections 3.1 and 3.2 shall not be used by the Licensee or its Affiliates to make or have made products for Cardiac Pacemakers, Inc. or its Affiliates on an OEM basis.

4.       REPRESENTATIONS AND WARRANTIES

         4.1. WARRANTIES. Each Party, for itself and its Affiliates, represents, warrants and covenants to the other parties that, as of the Effective Date of this Agreement:

                   (i) The execution, delivery and performance of this Agreement are within its corporate power, have been duly and validly authorized by all necessary corporate action and do not contravene or constitute a default under any provision of its articles of incorporation or by-laws;

                   (ii) The execution, delivery and performance of this Agreement by it does not conflict with, contravene or constitute a default under provision of applicable law or regulation or any agreement, license, judgment, injunction, order, decree or other instrument binding upon it, or otherwise relating to its Licensed Patents or the inventions described and claimed therein;

                   (iii) It has the right and power to grant on behalf of itself and its Affiliates the licenses, releases and immunities set forth herein;

                   (iv) The licenses set forth in Section 3 above will confer upon the Party receiving the license immunity from suit for infringement of the Licensed Patents and all rights, benefits and immunities of a non exclusive licensee under the Licensed Patents to the full extent provided by Section 3;

                   (v) All licenses, consents, authorizations and approvals, if any, required for its execution, delivery and performance of this Agreement have been obtained and are in full force and effect and all conditions thereof have been complied with;

                   (vi) No action by or in respect of, or filing with, any government body, agency or official or any other person or entity is required in connection with its execution, delivery and performance of this agreement; and

                   (vii) This Agreement constitutes a valid and binding agreement, enforceable against it in accordance with its terms.

         4.2. ADDITIONAL WARRANTY. St. Jude/Pacesetter further warrant and covenant that as of the Effective Date neither of them has granted or agreed to grant a sublicense expressly relating to any Angeion patents or patent applications to any company other than Intermedics, Inc., that there is or was no judicial or arbitral proceeding other than that brought by Medtronic, Inc. relating to a claim by any third party to sublicense rights in any Angeion patent or patent application arising from the "License Agreement," and that any other sublicenses relating to such patents or patent applications, if any, will arise only by operation of judicial decision or arbitration.

         4.3. EXCLUSIONS. Nothing in this Agreement shall be construed as:

                   (i) A representation or warranty as to the validity or scope of any Licensed Patent;

                   (ii) A representation or warranty that anything made, used or sold under any license granted in this Agreement is or will be free from infringement or misappropriation of patents, copyrights, trade secrets or other proprietary rights other than the Licensed Patents;

                   (iii) An obligation to bring or prosecute any action, suit or proceeding, against third parties for infringement of any Licensed Patents or to defend any action, suit, or proceeding which challenges or concerns the validity of any Licensed Patent;

                   (iv) An obligation to file, prosecute, or pay any fee or cost, including, without limitation, maintenance fees, with respect to any Licensed Patent; or

                   (v) A grant by implication, estoppel or otherwise any licenses or rights under patents, copyrights, trade secrets or any other rights, except as expressly set forth herein.

         4.4. SURVIVAL. The representations and warranties contained in Section
4.1 and 4.2 shall survive the execution, delivery and performance of this Agreement by the Parties hereto.

         4.5. DISCLAIMER. SECTIONS 4.1 AND 4.2 SET FORTH ALL OF THE REPRESENTATIONS AND WARRANTIES OF EACH PARTY TO THE OTHER PARTY. EXCEPT AS EXPRESSLY SET FORTH IN SECTIONS 4.1 AND 4.2, EACH PARTY HEREBY DISCLAIMS ALL OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED.

5.       INDEMNIFICATION

         Each Party shall indemnify, defend and hold harmless the other Party and its successors, assigns, agents, officers, directors, and employees from and against any judgements, claims, losses, costs, damages, expenses and settlements (including, without limitation, reasonable legal fees and costs) arising out of a breach (or a claim that, if true, would be a breach) of the representations and warranties set forth in Sections 4.1 and 4.2. A Party shall not be obligated to indemnify, hold harmless and defend unless (and only to the extent) the indemnified Party (i) provides prompt notice of the commencement of the claim, suit or proceeding for which indemnification is sought, (ii) provides cooperation to such indemnifying party, and (iii) allows such indemnifying Party to control the defense, provided that the indemnifying Party may not settle a claim, suit or proceeding without approval of the indemnified Party, which approval shall not be unreasonably withheld or delayed.

6.       LIMITATION OF LIABILITY

         TO THE EXTENT ALLOWED BY APPLICABLE LAW, IN NO EVENT SHALL EITHER PARTY OR ITS AFFILIATES BE LIABLE FOR ANY LOSS OF PROFITS, LOSS OF BUSINESS, LOSS OF USE, INTERRUPTION OF BUSINESS, OR FOR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND ARISING FROM THIS AGREEMENT OR THE SUBJECT MATTER HEREOF, EVEN IF SUCH PARTY OR ITS AFFILIATES HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, HOWEVER CAUSED.

7.       CONFIDENTIALITY

         All negotiations between the Parties relating to this Agreement and the terms and conditions of this Agreement shall be confidential. Notwithstanding the foregoing, it is understood that (i) each Party may discuss with third parties the term and substance of this Agreement as may be necessary for purposes of carrying out the business of such Party, pursuant to appropriate confidentiality provisions with such third parties; and (ii) each Party may disclose publicly (in press releases, in responses to any inquiries, in regulatory filings and otherwise), that each Party has received a license to certain of the other Party's patents.

8.       TERM

         This Agreement shall commence on the Effective Date of this Agreement and, unless sooner terminated, shall continue thereafter in full force and effect until the date of expiration of the last to expire of the Licensed Patents.

9.       GENERAL PROVISIONS

         9.1. NOTES. Any notice, request, demand, or other communication required or permitted hereunder shall be in writing, shall reference this Agreement and shall be deemed to be properly given: (i) when delivered personally; (ii) when sent by facsimile, with written confirmation of receipt;
(iii) five (5) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) two (2) business days after deposit with a private industry express courier, with written confirmation of receipt. All notices shall be sent to the address set forth below (or to such other address as may be designated by a Party by giving written notice to the other Party pursuant to this Section 9.1).

               IF TO ST. JUDE/PACESETTER:         IF TO ANGEION:
               St. Jude Medical, Inc.             Angeion Corporation
               One Lillehei Plaza                 3650 Annapolis Lane
               St. Paul, Minnesota 55117          Minneapolis, Minnesota 55447
               Attn:  General Counsel             Attn:  President
               Fax:  612-490-4333                 Fax:  612-519-9519

               With a copy to:
               Pacesetter, Inc.
               15900 Valley View Court
               Sylmar, California  91392
               Attn:  General Counsel
               Fax:  818-362-4795

         9.2. ASSIGNMENT. This Agreement may not be assigned, in whole or in part, whether voluntarily, by operation of law or otherwise, by any Party without the prior written consent of the other Party except to a wholly-owned subsidiary or, subject to the provisions of Section 3.3, in connection with a merger, reorganization, consolidation or sale of all or substantially all of the assets of the business of such assigning Party relating to Tachycardia Devices. Subject to the preceding sentence, the rights and liabilities of the Parties hereto will bind, and inure to the benefit of, their respective assignees and successors and is binding on the Parties and their successors and assigns. Any attempted assignment other than in accordance with this Section 9.2 shall be null and void.

         9.3. GOVERNING LAW, JURISDICTION AND VENUE. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions. Any dispute regarding this Agreement shall be subject to the exclusive jurisdiction of the New York state courts in and for New York county, New York (or, if there is federal jurisdiction, the United States District Court for the Southern District of New
York) and the Parties agree to submit to the personal and exclusive jurisdiction and venue of these courts.

         9.4. CONSTRUCTION. This Agreement will be interpreted fairly in accordance with its terms and without any construction in favor of or against either Party.

         9.5. ATTORNEYS' FEES. If any legal action, including, without limitation, an action for arbitration or injunctive relief is brought between the Parties relating to this Agreement or the breach hereof, the prevailing Party in any final judgment or arbitration award, or the non-dismissing Party in the event of a dismissal without prejudices, shall be entitled to the full amount of all reasonable expenses, including all court costs, arbitration fees and actual attorney fees paid or incurred in good faith.

         9.6. WAIVER. The waiver by either Party of a breach of or a default under any provision of this Agreement, shall not be effective unless in writing and shall not be construed as a waiver of any subsequent breach of or default under the same or any other provisions of this Agreement, nor shall any delay or omission on the part of either Party to avail itself of any right or remedy that it has or may have hereunder operate as a waiver of any right or remedy.

         9.7. SEVERABILITY. If the application of any provision of this Agreement to any particular facts or circumstances shall be held to be invalid or unenforceable by an arbitration panel or a court of competent jurisdiction, then (i) the validity and enforceability of such provision as applied to any other particular facts or circumstances and the validity of other provisions of this Agreement shall not in any way be affected or impaired thereby and (ii) such provision shall be enforced to the maximum extent possible so as to effect the intent of the Parties and reformed without further action by the parties to the extent necessary to make such provision valid and enforceable.

         9.8 RELATIONSHIP OF THE PARTIES. Nothing contained in this Agreement shall be deemed or construed as creating a joint venture, partnership, agency, employment of fiduciary relationship between the Parties. Neither Party nor its agents have any authority of any kind to bind the other Party in any respect whatsoever, and the relationship of the Parties is, and at all time shall continue to be, that of independent contractors.

         9.9. CAPTIONS AND SECTION HEADINGS. The captions for sections and paragraphs used in this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement.

         9.10. FURTHER ASSURANCES. Each Party agrees to take or cause to be taken such further actions, and to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments, and to obtain such consents, as may be reasonably required or requested in order to effectuate fully the purposes, terms and conditions of this Agreement.

         9.11. ENTIRE AGREEMENT. Except as otherwise provided for herein, this Agreement constitutes the entire agreement between the parties concerning the subject matter hereof and supersedes all prior or contemporaneous representations, discussions, proposals, negotiations, conditions, agreements and communications, whether oral or written, between the Parties relating to the subject matter of this Agreement and all past courses of dealing or industry custom. No amendment or modification of any provision of this Agreement shall be effective unless in writing and signed by a duly authorized signatory of the Party against which enforcement of the amendment or modification is sought.

10.      EFFECTIVE DATE

         10.1. INITIAL EFFECTIVE DATE. This Agreement shall become effective on and as of the earlier of (i) the first day following consummation of the merger among St. Jude/Pacesetter and Ventritex, Inc.; or (ii) May 31, 1997, provided, however, that this Agreement shall not become effective if prior to May 31, 1997, St. Jude/Pacesetter or Ventritex terminates the merger agreement among Ventritex and St. Jude and St. Jude provides notice to Angeion of such termination.

         10.2. SUBSEQUENT EFFECTIVE DATE. If this Agreement does not become effective pursuant to Section 10.1, this Agreement shall become effective if St. Jude/Pacesetter (or its Affiliates) acquires control of Ventritex, Inc. or all or substantially all of the Tachycardia Devices business of Ventritex, Inc. (or its Affiliates) on or before May 31, 1998, and this Agreement shall become effective on and as of the date on which St. Jude/Pacesetter consummates such acquisition.

         IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by duly authorized representatives of the Parties.

ST. JUDE/PACESETTER                      ANGEION

ST. JUDE MEDICAL, INC.                   ANGEION CORPORATION

By:                                      By:
    --------------------------------         -------------------------------
             Signature                                  Signature

Name: Kevin T. O'Malley                  Name: David L. Christofferson
      ------------------------------           -----------------------------
             Print or type                              Print or type

Title: Vice President                    Title: Vice President & CFO
       -----------------------------            ----------------------------

Date:  March 28, 1998                    Date:  April 2, 1997
       -----------------------------            ----------------------------


PACESETTER, INC.

By:
    --------------------------------
              Signature

Name: Stephen L. Wilson
      ------------------------------
              Print or type

Title: Assistant Treasurer
       -----------------------------

Date:  March 28, 1998
       -----------------------------